FIRST EAGLE FUNDS

First Eagle Absolute Return Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED JANUARY 2, 2015
TO PROSPECTUS DATED MAY 1, 2014

This Supplement describes various changes to the information set forth in the First Eagle Absolute Return Fund’s Prospectus as described below.

The Fees and Expenses section relating to the First Eagle Absolute Return Fund is replaced by the following:

Fees and Expenses of the Absolute Return Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 46 and 51, of the Fund’s Prospectus respectively.

	CLASS A	CLASS C	CLASS I

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.85	0.85	0.85

Distribution and/or Service (12b-1) Fees	0.25	1.00	None

Other Expenses**	1.51	1.51	1.51

Acquired Fund Fees and Expenses	0.03	0.03	0.03

Total Annual Operating Expenses (%)	2.64	3.39	2.39

Less: Fee Waiver/Expense Reimbursement	(1.29)	(1.29)	(1.29)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)***	1.35	2.10	1.10

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**	Other Expenses are based on estimated amounts for the current fiscal year.
***

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (including acquired fund fees and expenses, but excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses) of Class  A, Class  C and Class  I shares do not exceed 1.35%, 2.10% and 1.10%, respectively, through the date that is one calendar year after the shares of the Fund are made available for purchase by the general public (the “ Fee Waiver and Expense Reimbursement Agreement”). The Fee Waiver and Expense Reimbursement Agreement may be terminated before its expiration only by a decision of the Board of Trustees. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, provided that such recoupment would not cause the Fund to exceed the Fund’s operating expense limit in effect at the time of either the recoupment (if any) or the waiver/reimbursement.

* * * *

The information in this Supplement modifies the First Eagle Absolute Return Fund’s Prospectus dated May 1, 2014. In particular, and without limitation, the information contained in this Supplement replaces information contained in those sections of the Prospectus entitled “First Eagle Absolute Return Fund—Fees and Expenses of the Absolute Return Fund,” and “Fund Management—the Adviser.” This Supplement does not relate to, or change in any way, information relating to the other First Eagle Funds.